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                                 EXHIBIT 10.51
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MORTGAGE AGREEMENT

The Mortgage Agreement (No 43000002) can only be activated legally if:-
MyWeb Network Systems (Beijing) Co., Ltd. agrees to mortgage their property and China Construction Bank agrees to accept the mortgage from MyWeb.

Terms and Conditions

1. MyWeb Network Systems (Beijing) Co., Ltd. must mortgage the property to China Construction Bank (Beijing) for the purpose of getting the loan.

2. The amount of the loan is RMB3,000,000 and the term of the loan is from 19/1/2000 to 13/1/2001

3. MyWeb must have legal ownership title or operation management of the mortgage property.

4. MyWeb must pass all the mortgage property to China Construction Bank (Beijing) on 19/1/2000

5. Scope of mortgage: principal and interest, compensation and fine, mortgage property keeping fee and any other expenses which may arise when the creditor dispose of the mortgage property due to debtor's failure of executing the loan agreement.

6. This is a separate and independent agreement and the invalidation/termination of the loan agreement has no effect on this agreement.

7. All the necessary expenses such as insurance, transportation fees etc. shall be paid by MyWeb

8. Before this mortgage agreement expires, if China Bank make any losses on their (MyWeb's) property, China Bank shall:-
         1. Compensate all the losses once MyWeb repays the full amount of the loan.
         2. The lender can avoid their responsibility for full or partial compensation if the borrower is unable to repay the full amount of the loan.

9. The lender shall always be the beneficiary of the mortgage property and the lender must have an original copy of this agreement.

10. If the value of the mortgaged property decreases due to certain circumstances which are covered by insurance, compensation will be given but this amount of money will be credited to the Lender's account and must not be utilized until the mortgage period has expired.

11. If the value of the mortgaged property decreases and the Creditor does not take any responsibility for such decreases, the Debtor shall credit an equal amount of property to the Lender's account within thirty days.

12. Borrower must be liable for any losses arising from their mortgage property which pollutes/affects the environment.

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13.      Borrower is not allowed to rent out, change owners or re-mortgage this property to other parties unless authority has been given (such as legal document).

14. Once authority has been obtained from the lender, the borrower must transfer all the money to the lender after selling their mortgage property.

15. If the borrower is unable to repay the full amount of their loan upon the maturity date of this agreement, the lender has the right to sell off the mortgage property.

16. If the situation above occurs, the lender has the right to stop releasing the balance of the loan to the borrower. Furthermore, the lender can minimize their losses by selling off existing mortgage property under the conditions below:-
         (1)      borrower has been declared bankrupt;
         (2)      borrower has breach clauses no 9,11,13 and 14;
         (3) borrower has been declared bankrupt, is sued in court, has not followed exactly the loan usage in contract or some circumstance that affect to payback ability.

17. The Debtor shall pay 2% of principal as compensation, if any economic loss arise due to the Debtor disguising the exact situation of the mortgaged property (such as already being shared, disputed, sequestered, detained or mortgaged). If the compensation amount is unable to cover the loss, the Debtor should pay for the uncovered portion of the loss. The Creditor could offset directly with capital from the Debtor's accounts.

18. if the lender has to sell off the mortgage property, the fund allocation and payment must be made with the following condition,
         (1)      fund must deduct all the selling expenses first
         (2)      payback loan interest
         (3)      payback loan, compensate and fine from breaching the contract
         (4)      pay for other expenses

19. The Creditor can directly sell the deposit received in order to implement its right in the event the Debtor is unable to perform the contract.

20. If both parties cannot come to an agreement, these problems shall be resolved by bringing the case to court.

21. This agreement is only certified legal once the Borrower has signed this agreement and transferred the mortgage property to the Lender.

22.      This agreement shall be signed and stamped by both Parties.

23. There are two original copies of this agreement and each party is to keep an original copy.



Signature Signed                       Signature Signed

Stamped   MYWEB NETWORK SYSTEM         STAMPED   CHINA CONSTRUCTION BANK BEIJING
          (BEIJING) CO. LTD.                     BRANCH QIANMEN SUB-BRANCH
Date      18 February 2000             Date      19 January 2000